UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: December 7, 2009

(Date of earliest event reported)

QUEST RESOURCE CORPORATION

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	0-17371 (Commission File Number)	90-0196936 (I.R.S. Employer Identification Number)

210 Park Avenue, Suite 2750

Oklahoma City, Oklahoma 73102

(Address of principal executive offices, including zip code)

(405) 600-7704

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 7, 2009, Quest Cherokee, LLC (“Quest Cherokee”), Quest Energy Partners, L.P. (“QELP”) and Quest Cherokee Oilfield Service, LLC (“QCOS”) entered into a Seventh Amendment to Second Lien Senior Term Loan Agreement (the “Seventh Amendment”) to extend the maturity date of the Second Lien Senior Term Loan Agreement, as amended, from December 7, 2009 to December 17, 2009. The Seventh Amendment is among Quest Cherokee, as borrower, QELP, QCOS and STP Newco, Inc., as guarantors, Royal Bank of Canada, as administrative agent and collateral agent, KeyBank National Association, as syndication agent, Société Générale, as documentation agent, and the lenders party thereto. The effective date of the Seventh Amendment is December 7, 2009.

The summary of the Seventh Amendment does not purport to be complete and is subject to, and is qualified in its entirety by, reference to the Seventh Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Eddie LeBlanc Employment Agreement

On December 7, 2009, Quest Resource Corporation (“QRC”) entered into an Employment Agreement (“Employment Agreement”) with Eddie LeBlanc, QRC’s Chief Financial Officer. The Employment Agreement has an initial term that ends on December 6, 2012 (the “Initial Term”). Upon expiration of the Initial Term, the Employment Agreement will automatically continue for successive one-year terms, unless earlier terminated in accordance with the Employment Agreement. However, if the Recombination (as defined in the Employment Agreement) does not occur by December 6, 2010, the Initial Term will end December 6, 2010, and if a Change in Control (as defined in the Employment Agreement) occurs prior to the Recombination, the Initial Term will end on October 6, 2012. Mr. LeBlanc’s base salary is $300,000 per year. He is eligible to participate in QRC’s incentive bonus plan or program to the extent such plan or program is established annually by QRC’s board of directors or compensation committee. Mr. LeBlanc’s bonus for obtaining the target level of performance under such plan will not be less than 42% of his base salary.

If Mr. LeBlanc terminates his employment with Good Reason (as defined in the Employment Agreement) or if QRC terminates Mr. LeBlanc’s employment without “cause” (as defined in the Employment Agreement), QRC will pay to Mr. LeBlanc (i) a payment equal to one month of his base salary, (ii) his base salary for the remainder of the term, (iii) his pro rata portion of any annual bonus to which he would have been entitled, and (iv) his health insurance premium payments, if any, for the duration of the COBRA continuation period or until he becomes eligible for health insurance with a different employer. If Mr. LeBlanc has suffered a disability and either QRC or Mr. LeBlanc has terminated his employment, he will receive a lump-sum payment of $300,000 and all compensation and benefits that accrued and vested as of the date of such disability. The Employment Agreement also provides for restrictive covenants of non-competition and non-solicitation during the term of the Employment Agreement.

The summary of the Employment Amendment does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the Employment Amendment, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Equity Award Agreements

QRC Bonus Shares

On December 7, 2009, the board of directors of QRC approved grants of stock bonus awards under QRC’s 2005 Omnibus Stock Award Plan to certain key employees, including David Lawler, QRC’s principal executive officer, Eddie LeBlanc, QRC’s principal financial officer, and Jack Collins and Richard Marlin, two of QRC’s named executive officers, to become vested and payable either in five separate tranches or four separate tranches based on whether an employee has 18 or more months of service with QRC or any of its affiliates (a “Quest Entity”) or less than 18 months of service with any Quest Entity, respectively. The awards to Messrs. Lawler, LeBlanc, Collins and Marlin vest as follows:

•	David Lawler: a total of 182,609 bonus shares, to vest 1/5 on each of December 23, 2009, September 23, 2010, September 23, 2011, September 23, 2012 and September 23, 2013;

•	Eddie LeBlanc: a total of 121,739 bonus shares, to vest 1/4 on each of September 23, 2010, September 23, 2011, September 23, 2012 and September 23, 2013;

•	Jack Collins: a total of 104,348 bonus shares, to vest 1/5 on each of December 23, 2009, September 23, 2010, September 23, 2011, September 23, 2012 and September 23, 2013; and

•	Richard Marlin: a total of 69,565 bonus shares, to vest 1/5 on each of December 23, 2009, September 23, 2010, September 23, 2011, September 23, 2012 and September 23, 2013.

QELP Phantom Units

On December 7, 2009, the conflicts committee of the board of directors of Quest Energy GP, LLC (“QEGP”), QELP’s general partner, approved grants of phantom unit awards under QELP’s Long-Term Incentive Plan to certain key employees, including Messrs. Lawler, LeBlanc, Collins and Marlin, to become vested and payable either in five separate tranches or four separate tranches based on whether an employee has 18 or more months of service with any Quest Entity or less than 18 months of service with any Quest Entity, respectively. The awards to Messrs. Lawler, LeBlanc, Collins and Marlin vest as follows:

•	David Lawler: a total of 165,268 phantom units, to vest 1/5 on each of December 23, 2009, September 23, 2010, September 23, 2011, September 23, 2012 and September 23, 2013;

•	Eddie LeBlanc: a total of 110,178 phantom units, to vest 1/4 on each of September 23, 2010, September 23, 2011, September 23, 2012 and September 23, 2013;

•	Jack Collins: a total of 94,439 phantom units, to vest 1/5 on each of December 23, 2009, September 23, 2010, September 23, 2011, September 23, 2012 and September 23, 2013; and

•	Richard Marlin: a total of 62,959 phantom units, to vest 1/5 on each of December 23, 2009, September 23, 2010, September 23, 2011, September 23, 2012 and September 23, 2013.

QMLP Restricted Units

On December 7, 2009, the board of directors of Quest Midstream GP, LLC (“QMGP”), the general partner of Quest Midstream Partners, L.P. (“QMLP”), approved grants of restricted unit awards to certain key employees, including Messrs. Lawler, LeBlanc, Collins and Marlin, to become vested and payable either in five separate tranches or four separate tranches based on whether an employee has18 or more months of service with any Quest Entity or less than 18 months of service with any Quest Entity, respectively. The awards to Messrs. Lawler, LeBlanc, Collins and Marlin vest as follows:

•	David Lawler: a total of 117,158 restricted units, to vest 1/5 on each of December 23, 2009, September 23, 2010, September 23, 2011, September 23, 2012 and September 23, 2013;

•	Eddie LeBlanc: a total of 78,106 restricted units, to vest 1/4 on each of September 23, 2010, September 23, 2011, September 23, 2012 and September 23, 2013;

•	Jack Collins: a total of 66,948 restricted units, to vest 1/5 on each of December 23, 2009, September 23, 2010, September 23, 2011, September 23, 2012 and September 23, 2013; and

•	Richard Marlin: a total of 44,632 restricted units, to vest 1/5 on each of December 23, 2009, September 23, 2010, September 23, 2011, September 23, 2012 and September 23, 2013.

QRC, QEGP and QMGP awarded equity grants to key employees, including Messrs. Lawler, LeBlanc, Collins and Marlin, via forms of agreements (collectively, the “Award Agreements”), dated as of December 7, 2009, which are filed as Exhibits 10.3, 10.4, 10.5, 10.6, 10.7 and 10.8 to this Current Report on Form 8-K and are incorporated herein by reference. Under the Award Agreements, any employee whose employment is terminated (either by a Quest Entity or by the employee) before a tranche’s vesting date will forfeit such employee’s right to receive any nonvested securities.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1

Seventh Amendment to Second Lien Senior Term Loan Agreement, dated as of December 7, 2009, by and among Quest Cherokee, LLC, Quest Energy Partners, L.P., Quest Cherokee Oilfield Service, LLC, STP Newco, Inc., Royal Bank of Canada, KeyBank National Association, Société Générale and the Lenders party thereto.

10.2	Employment Agreement, dated as of December 7, 2009, by and between Quest Resource Corporation and Eddie LeBlanc.

10.3	Form of Quest Resource Corporation Bonus Share Award Agreement (for employees with 18 or more months service).

10.4	Form of Quest Resource Corporation Bonus Share Award Agreement (for employees with less than 18 months service).

10.5	Form of Quest Energy Partners, L.P. Phantom Unit Award Agreement (for employees with 18 or more months service).

10.6	Form of Quest Energy Partners, L.P. Phantom Unit Award Agreement (for employees with less than 18 months service).

10.7	Form of Quest Midstream Partners, L.P. Restricted Unit Award Agreement (for employees with 18 or more months service).

10.8	Form of Quest Midstream Partners, L.P. Restricted Unit Award Agreement (for employees with less than 18 months service).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEST RESOURCE CORPORATION

/s/ David Lawler
By:	David Lawler, Chief Executive Officer

Date: December 11, 2009